EVERBANK FINANCIAL CORP INVESTOR UPDATE February 2015

2 DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

3 EVERBANK OVERVIEW CORPORATE OVERVIEW • Diversified financial services company headquartered in Jacksonville, FL • Nationwide banking and lending businesses • Direct retail and commercial lending offices in major MSAs across the country • Branchless deposit franchise supplemented by high volume financial centers in Florida • Cohesive, experienced management team • Disciplined risk management culture with strong credit performance • 21 consecutive years of profitability • IPO in May 2012 4Q14 FINANCIAL SUMMARY1 (1) Market data and price performance as of 12/31/2014. A reconciliation of non-GAAP financial measures can be found in the appendix. Assets $21.6bn Loans & Leases $17.7bn Deposits $15.5bn Tangible Common Equity per Common Share $12.51 Stock Price $19.06 Market Cap $2.3bn Ticker (NYSE) EVER 2013 2014 2013 2014 TOTAL ASSETS TOTAL DEPOSITS 23% 17%

4 STRATEGIC FOCUS GENERATE ROBUST CONSUMER AND COMMERCIAL LENDING VOLUMES OPTIMIZE RISK-ADJUSTED RETURNS THROUGH BALANCE SHEET FLEXIBILITY IMPROVE EFFICIENCY AND OPERATING LEVERAGE DEEPEN CONSUMER AND COMMERCIAL CLIENT RELATIONSHIPS MAINTAIN DISCIPLINED RISK MANAGEMENT CULTURE AND STRONG CREDIT PERFORMANCE

5 DIVERSE AND FLEXIBLE BUSINESS MODEL Residential Lending Consumer Deposits Corporate & Small Business Deposits Commercial Finance & CRE Lending Global Markets & Wealth Management CONSUMER BANKING COMMERCIAL BANKING • Attract core clients with innovative deposit and investment products and services • Originate jumbo and conforming residential loans through nationwide retail and direct channels • Generate mortgage servicing business through the retention of servicing from origination activities, whole loan acquisitions and related servicing activities • Supplement organically originated assets by purchasing loans and securities to ensure optimal risk-adjusted returns • Offer compelling deposit products and services to attract new commercial clients and deepen relationship with existing small and mid-size business clients • Originate CRE loans nationwide through account executives, network of mortgage bankers and other intermediaries • Originate equipment leases and loans through relationship with over 800 equipment manufacturers, distributors and dealers • Provide specialty finance solutions to small businesses • Generate warehouse lending relationships through direct channels TARGET CLIENTS DELIVERY CHANNELS NATIONWIDE NETWORK MOBILE / TABLET ONLINE CONTACT CENTER ATM

Commercial Real Estate 6 NATIONWIDE FRANCHISE • Nationwide retail residential lending offices in attractive MSAs • Nationwide commercial real estate lending • Nationwide commercial finance platform • Equipment finance • Lender finance • Nationwide mortgage warehouse finance platform • Nationwide branchless deposit platform supplemented by high volume Florida financial centers Retail Lending Offices / Florida Financial Centers Residential Loan Client Equipment Finance Other Commercial

$ 3.1 $ 3.7 $ 4.2 $ 5.5 $ 7.0 $ 8.1 $ 12.0 $ 13.0 $ 18.2 $ 17.6 $ 21.6 $ 2.5 $ 2.7 $ 3.0 $ 3.9 $ 5.0 $ 6.3 $ 9.7 $ 10.3 $ 13.1 $ 13.3 $ 15.5 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Assets Deposits 7 STRONG BALANCE SHEET GROWTH STRONG HISTORICAL ORGANIC GROWTH AND STRATEGIC ACQUISITIONS ($BN)

SOLID LONG TERM FINANCIAL PERFORMANCE

ADJUSTED EARNINGS PER SHARE[1]



2003 – 2014 CAGR: 9%
$0.42
$0.53
$0.63
$0.74
$0.66
$0.41
$0.78
$1.28
$1.11
$1.27
$1.11
$1.13
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

ADJUSTED RETURN ON AVERAGE EQUITY



14.3%
15.4%
16.3%
16.5%
13.1%
7.4%
11.5%
14.0%
10.7%
12.4%
9.9%
9.2%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

TANGIBLE COMMON EQUITY PER SHARE[2]



2003 – 2014 CAGR: 14%
$3.10
$3.60
$4.08
$4.81
$5.39
$6.96
$8.54
$10.65
$10.12
$10.30
$11.57
$12.51
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

ADJUSTED NPA / TOTAL ASSETS[3]



0.66%
2.01%
2.73%
2.11%
1.86%
1.08%
0.65%
0.46%
2007 2008 2009 2010 2011 2012 2013 2014

(1) *Represents adjusted diluted earnings per common share from continuing operations for 2007-2014; 2003-2006 represents GAAP basic earnings per common share from continuing operations Calculated using adjusted net income attributable to the Company from continuing operations for 2010-2014; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix.*

(2) *Represents tangible common equity per share including accumulated other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix.*

(3) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. A reconciliation of non-GAAP financial measures can be found in the appendix.*

8

EverBank

9 2014 FY AND 4Q14 FINANCIAL HIGHLIGHTS Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BALANCE SHEET ($MM) INCOME STATEMENT ($MM) KEY METRICS 2014 4Q14 Total revenue 902$ 223$ Net interest income, net of provision 540 139 oninterest income 337 75 Noninterest expense 639 153 Net income 148$ 38$ GAAP EPS, diluted 1.10$ 0.28$ 4Q14 Cash and cash equivalents 367$ Total investment securities 1,088 Loans HFS 974 Loans and leases HFI, net 17,699 Total assets 21,618 Total deposits 15,509 Total liabilities 19,870 Total shareholders' equity 1,748$ 2014 4Q14 Tangible common equity per common share 12.51$ Asset generation $11.0bn $3.0bn For portfolio $6.0bn $1.7bn Net interest margin 3.14% 3.00% Tier 1 leverage ratio (bank) 8.2% Total risk-based capital ratio (bank) 13.4% Common equity tier 1 ratio (consolidated Basel I) 11.6%

CRE / Other Commercial 46% Warehouse Finance 18% Lender Finance 10% Equipment Finance 26% Residential Mortgage 63% Gov't Insured Pool Buyouts 36% Home Equity / Consumer 1% 4Q12 4Q14 10 DIVERSIFIED LOAN PORTFOLIO 4Q14 LOAN HFI PORTFOLIO 4Q14 CONSUMER BANKING $10.1BN COMMERCIAL BANKING $7.7BN 17% CAGR 4Q12 4Q14 21% CAGR

Equipment Finance 50% Commercial Real Estate 33% Warehouse / Lender Finance 17% 11 STRONG RETAINED ORIGINATION VOLUMES 2014 RETAINED ORIGINATIONS 2014 RESIDENTIAL $3,440MM COMMERCIAL $2,606MM $6.0BN Jumbo 51% Conforming 49% C O N S U M E R B A N K IN G C O M M E R C IA L B A N K IN G 2014 ORIGINATIONS BY PRODUCT 2014 ORIGINATIONS BY BUSINESS • Retained 100% of originations • Warehouse and lender finance originations represent volume from new relationships • Originated $8.4bn of residential loans in 2014 • Sold $5.3bn of conforming and jumbo loans in 2014 • Retained volume consists of Jumbo originations

12 EVERBANK’S DIVERSIFIED LENDING BUSINESSES RESIDENTIAL COMMERCIAL / COMMERCIAL REAL ESTATE COMMERCIAL FINANCE Nationwide lending capabilities across all platforms • Prime jumbo • Conforming • HELOCs • Single-tenant and multi-tenant • Structured finance • Mortgage warehouse finance • Mid-sized business loans • Equipment leases and loans for healthcare, office, technology, industrial, etc. • Revolving credit to specialty finance companies PRODUCTS TRANSACTION PROFILE • CRE: $2mm - $20mm loan size; 3 to 10 year fixed and floating • Warehouse: commitments generally range from $20mm - $125mm in size • Equipment finance: $10k - $5mm transaction size; 3 to 6 year terms • Lender finance: $15mm - $50mm credit facilities; 3 to 6 year term • Access to ~34,000 small business clients nationwide • Prime Jumbo: $800k average balance; 765 FICO; ~60% purchase; ~90% primary residence

13 RESIDENTIAL LENDING BUSINESS OVERVIEW PREFERRED BORROWER PROFILE1 RESIDENTIAL LOANS HFI (1) 2014 borrower profile. • Originate high quality residential loans nationwide • Retail footprint/presence targets top 50 markets nationwide with emphasis on purchase money transactions • Flexibility to generate jumbo hybrid ARM loans for bank portfolio or fixed-rate jumbo loans for capital markets execution based on product demand in the market • Jumbo volume of $3.4bn in 2013 • Jumbo volume of $4.3bn in 2014 Loan Size $ 801,797 LTV 69 % FICO 765 Debt-to-income 33 % Primary residence 90 % Purchase % 60% $3,728 $3,949 $5,153 $6,325 2011 2012 2013 2014

• Target both single-tenant and multi-tenant property lending in top 100 markets nationwide • Single-tenant segment focuses on owner-occupied and credit tenant lease • Multi-tenant segment focuses on multifamily, office, retail and industrial • Business re-launched in 2013 after integration of Business Property Lending acquisition • 2013 originations of $608mm • 2014 originations of $857mm • Opportunity to cross-sell additional lending and deposit products 14 COMMERCIAL REAL ESTATE LENDING BUSINESS 4Q14 PORTFOLIO BY PROPERTY TYPE1 4Q14 PORTFOLIO BY GEOGRAPHY1 OVERVIEW Industrial 12% Medical 4% Multifamily 15% Office 23% Other 11% Retail 25% Warehouse 10% CA 13% FL 16% IL 5% NY 5% Other 53% TX 8% LOAN PORTFOLIO ($MM) $990 $3,390 $3,190 $3,464 2011 2012 2013 2014 (1) Represents single-tenant and multi-tenant. Excludes Bank of Florida acquired loans.

CA 11% TX 11% FL 9% NY 7% NJ 6% Other 56% 15 COMMERCIAL FINANCE BUSINESS • Commercial finance business originates equipment financing receivables in addition to lending facilities to specialty finance lenders • Robust origination volume and balance sheet growth as business repositioned post acquisition in 2010 • 2013 originations of $1.1bn • 2014 originations of $1.6bn • Core equipment finance platforms include office products, healthcare, IT / telecom and industrial equipment • Opportunity to generate significant ancillary fee income and business deposits LEASE / LOAN PORTFOLIO ($MM) 4Q14 LEASE PORTFOLIO BY GEOGRAPHY OVERVIEW $589 $837 $1,238 $2,032 $360 $593 $762 2011 2012 2013 2014 Equipment Finance Lender Finance 4Q14 LEASE PORTFOLIO BY PRODUCT Healthcare 29% Office Products 22% Industrial 25% Info Tech and Telecom 11% Other 13% $671 $1,197 $1,831 $2,794

OVERVIEW • Direct banking platform supplemented by highly productive financial centers in Florida • Generate core, mass-affluent consumer clients nationwide who utilize transaction-oriented features such as online bill pay and direct deposit • Commercial balance growth driven by attractive value proposition • Proven ability to tailor deposit growth to current and forecasted asset growth assumptions SCALABLE DEPOSIT PLATFORM 16 NATIONWIDE CLIENT REACH 4Q14 DEPOSIT COMPOSITION 4Q14 DEPOSITS BY SEGMENT 6% 23% 6% 33% 32% Noninterest bearing demand Interest bearing demand Global markets Savings & MMA Time, excluding global markets 81% 19% Consumer deposits Commercial deposits

$10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 Average Balance of Accounts Existing at Each Period 2006 2007 2008 2009 2010 2011 2012 2013 17 VALUE PROPOSITION YIELDS ATTRACTIVE CUSTOMER BASE LOYAL CUSTOMERS WITH GROWING BALANCES (1) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to June 30, 2014 (1)

1.67% 2.36% 3.29% 3.87% 3.18% 1.83% 1.20% 0.97% 0.78% 0.74% 0.73% 2.17% 4.02% 5.29% 5.02% 3.20% 1.57% 0.93% 0.86% 1.01% 0.69% 0.58% 0.00% 1.50% 3.00% 4.50% 6.00% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 EverBank interest cost of deposits Avg. one-year LIBOR 200 bps 18 DEPOSIT PRICING LAGS IN RISING RATE ENVIRONMENT (1) Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits. (2) EverBank interest cost of deposits for year ended December 31, 2014; Average one-year LIBOR represents the average of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014. (1) (2)

APPENDIX

20 NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME Three Months Ended December 31, September 30, June 30, March 31, December 31, (dollars and shares in thousands) 2014 2014 2014 2014 2013 Net income 38,021$ 43,519$ 34,782$ 31,760$ 18,451$ Transaction and non-recurring regulatory related expense, net of tax 2,502 2,201 1,294 465 4,807 Increase (decrease) in Bank of Florida non-accretable discount, net of tax (205) 198 423 311 (68) MSR impairment (recovery), net of tax - (1,904) - (3,063) (9,109) estructuring cost, net of tax (164) - - 630 16,090 OTTI credit losses on investment securities (Volcker Rule), net of tax - - 425 - 2,045 Adjusted net income 40,154$ 44,014$ 36,924$ 30,103$ 32,216$ Adjusted net earnings per common share, diluted 0.30$ 0.33$ 0.27$ 0.22$ 0.24$ Weighted average common shares outstanding, diluted 125,646 125,473 125,389 125,038 124,420

21 NON-GAAP RECONCILIATIONS ANNUAL ADJUSTED NET INCOME1 (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. (dollars and shares in thousands) 2014 2013 2012 2011 2010 GAAP net income from continuing operations $ 148,082 $ 136,740 $ 74,042 $ 52,729 $ 188,900 Bargain purchase gain on Tygris transaction, net of tax - - - - (68,056) Gain on sale of investment securities due to portfolio repositioning, net of tax - - - - (12,337) Gain on repuchase of trust preferred securities, net of tax - - - (2,910) (3,556) Transaction and non-recurring regulatory related expense, net of tax 6,462 48,477 23,088 16,831 5,984 Loss on early extinguishment of acquired debt, net of tax - - - - 6,411 Decrease in fair value of Tygris indemnification asset, net of tax - - - 5,382 13,654 Increase (decrease) in Bank of Florida non-accretable discount, net of tax 727 (95) 3,195 3,007 3,837 Impact of change in ALLL methodology, net of tax - - - 1,178 - Adoption of TDR guidance and policy change, net of tax - - 3,709 6,225 - MSR impairment (recovery), net of tax (4,967) (58,870) 39,375 24,462 - Tax expense (benefit) related to revaluation of Tygris NUBIL, net of tax - - - 691 (7,840) Restructuring cost, net of tax 466 19,332 - - - OTTI credit losses on investment securities (Volcker Rule), net of tax 425 2,045 - - - Adjusted net income 151,195$ 147,629$ 143,409$ 107,595$ 126,997$ Adjusted net earnings per common share, diluted 1.13$ 1.11$ 1.27$ 1.11$ 1.28$ Weighted average common shares outstanding, diluted 125,353 123,949 105,951 77,506 74,589

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total non-accrual loans and leases	$ 76,983	$ 78,872	$ 74,782	$ 80,660	$ 85,910
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	76,983	78,872	74,782	80,660	85,910
Other real estate owned (OREO)	22,509	24,501	25,530	29,333	29,034
Total non-performing assets (NPA)	99,492	103,373	100,312	109,993	114,944
Troubled debt restructurings (TDR) less than 90 days past due	13,634	16,547	16,687	73,455	76,913
Total NPA and TDR[1]	$ 113,126	$ 119,920	$ 116,999	$ 183,448	$ 191,857
Total NPA and TDR	$ 113,126	$ 119,920	$ 116,999	$ 183,448	$ 191,857
Government insured 90 days or more past due still accruing	2,646,415	2,632,744	2,424,166	1,021,276	1,039,541
Loans accounted for under ASC 310-30: 90 days or more past due	8,448	10,519	23,159	9,915	10,083
Total regulatory NPA and TDR	$ 2,767,989	$ 2,763,183	$ 2,564,324	$ 1,214,639	$ 1,241,481
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:[1]					
NPA to total assets	0.46%	0.50%	0.51%	0.62%	0.65%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	12.74%	13.39%	12.90%	6.47%	6.60%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans.*

22 | EverBank

23 NON-GAAP RECONCILIATIONS TANGIBLE COMMON EQUITY TANGIBLE COMMON EQUITY December 31, September 30, June 30, March 31, December 31, (dollars and shares in thousands) 2014 2014 2014 2014 2013 Shareholders' equity 1,747,594$ 1,721,023$ 1,679,448$ 1,647,639$ 1,621,013$ Less: Goodwill 46,859 46,859 46,859 46,859 46,859 Intangible assets 3,705 4,232 4,759 5,286 5,813 Tangible equity 1,697,030$ 1,669,932$ 1,627,830$ 1,595,494$ 1,568,341$ Less: Perpetual preferred stock 150,000 150,000 150,000 150,000 150,000 Tangible common equity 1,547,030$ 1,519,932$ 1,477,830$ 1,445,494$ 1,418,341$ Weighted average common shares outstanding, basic 123,278 122,950 122,840 122,684 122,595 (dollars in millions) 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Shareholders' equity $ 1,748 $ 1,621 $ 1,451 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144 Less: Goodwill 47 47 47 10 10 0 0 2 0 0 0 0 ss: Other intangible assets 4 6 8 7 9 - 1 3 4 6 7 Tangible equity 1,697$ 1,568$ 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 13$ Less: P rpetual preferred stock 150 150 150 - - - - - - - - - Tangible common equity 1,547$ 1,418$ 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$

24 NON-GAAP RECONCILIATIONS REGULATORY CAPITAL (BANK LEVEL) December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2014 2014 2014 2014 2013 Shareholders' equity 1,789,398$ 1,769,205$ 1,714,454$ 1,686,414$ 1,662,164$ Less: Goodwill and other intangibles (49,589) (49,957) (50,328) (50,700) (51,072) Disallowed servicing asset (32,054) (23,524) (29,028) (26,419) (20,469) Disallowed deferred tax asset - - (61,737) (62,682) (63,749) Add: ccumulated losses on securities and cash flow hedges 64,002 49,516 52,121 51,507 50,608 Tier 1 capital 1,771,757 1,745,240 1,625,482 1,598,120 1,577,482 Add: Allowance for loan and lease losses 60,846 57,245 56,728 62,969 63,690 Total regulatory capital 1,832,603$ 1,802,485$ 1,682,210$ 1,661,089$ 1,641,172$ Adjusted total assets 21,592,849$ 20,480,723$ 19,660,793$ 17,539,708$ 17,554,236$ Risk-weighted assets 13,658,685 12,869,352 12,579,476 11,597,320 11,467,411